Exhibit 10.45

EXECUTION VERSION

TERM LOAN SECURITY AGREEMENT

dated as of September 30, 2020

by and among

ALLEGRO MICROSYSTEMS, INC.,

as Borrower and Grantor

THE OTHER GRANTORS PARTY HERETO FROM TIME TO TIME,

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Collateral Agent

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SCHEDULES

Schedule I	–	Additional Grantors
Schedule II	–	Pledged Equity; Pledged Debt
Schedule III	–	UCC Filing Offices

EXHIBITS

Exhibit I	–	Form of Security Agreement Supplement
Exhibit II	–	Form of Perfection Certificate
Exhibit III	–	Form of Trademark Security Agreement
Exhibit IV	–	Form of Patent Security Agreement
Exhibit V	–	Form of Copyright Security Agreement

ii

This TERM LOAN SECURITY AGREEMENT, dated as of September 30, 2020 (this “Agreement”), by and among Allegro MicroSystems, Inc., a Delaware corporation (the “Borrower”), the entities set forth on Schedule I hereto, each other entity from time to time party hereto as a grantor hereunder (together with the Borrower and each entity set forth on Schedule I hereto, collectively, the “Grantors”), and Credit Suisse AG, Cayman Islands Branch, as the Collateral Agent for the Secured Parties (together with its successors and permitted assigns, the “Collateral Agent”).

Reference is made to (a) that certain Term Loan Credit Agreement, dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent, each financial institution party thereto as an arranger, and (b) the Term Loan Guaranty, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”), by and among the Subsidiaries of the Borrower from time to time party thereto as additional guarantors and the Administrative Agent.

The Lenders have agreed to extend credit to the Borrower, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements and in such Cash Management Services, as applicable.

Each Guarantor has, pursuant to the Guaranty, unconditionally guaranteed the obligations of the Borrower under the Credit Agreement.

The obligations of the Lenders to extend such credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Banks to enter into and/or maintain such Cash Management Services are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor.

The Grantors are Affiliates of one another and will derive substantial direct and indirect benefits from the extensions of credit to the Borrower pursuant to the Credit Agreement, the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and the entering into and/or maintaining by the Cash Management Banks of Cash Management Services with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such Cash Management Services.

Accordingly, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Credit Agreement.

(a) Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.

(c) The rules of construction specified in Sections 1.02 through 1.09 (inclusive) of the Credit Agreement also apply to this Agreement.

Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Accommodation Payment” has the meaning assigned to such term in Article VI.

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Account(s)” means “accounts” as defined in Section 9-102 of the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 4.02(g).

“Agreement” has the meaning assigned to such term in the introductory paragraph hereto.

“Allocable Amount” has the meaning assigned to such term in Article VI.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Code” means the Bankruptcy Code of the United States.

“Bankruptcy Event of Default” means any Event of Default under Section 8.01(f) of the Credit Agreement.

“Blue Sky Laws” has the meaning assigned to such term in Section 5.01.

“Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Closing Date Grantor” means any Grantor that grants a Lien on any of its assets hereunder on the Closing Date.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Account” means any Cash Collateral Account (as defined in the Credit Agreement), which cash collateral account shall be established by the Collateral Agent for the benefit of the relevant Secured Parties in accordance with the Credit Agreement.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Copyright License ” means any written agreement granting any right to any third party under any Copyright owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means, with respect to any Grantor, all of such Grantor’s right, title and interest in and to, all copyrights in any work subject to the copyright laws of the United States or any other country, whether registered or unregistered and whether published or unpublished, and with respect to the foregoing (a) all registrations and applications for registration thereof, including registrations and pending applications for registration in the United States Copyright Office or the equivalent in any other territory, including those listed on Schedule II(B) to the Perfection Certificate, (b) all renewals and extensions thereof, (c) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, and (d) the right to sue for past, present and future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Equipment” means (a) any “equipment” as such term is defined in Article 9 of the UCC and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the UCC and (b) any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Excluded Assets” has the meaning assigned to such term in Section 3.01.

“Excluded Equity Interests” has the meaning assigned to such term in Section 2.01.

“Excluded Swap Obligation” has the meaning assigned to such term in the Guaranty.

“General Intangibles” means “general intangibles” as such term is defined in Article 9 of the UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedge Agreements and other agreements), rights to the payment of Money, rights to the payment of insurance claims, rights to the payment of proceeds, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Grantor” has the meaning assigned to such term in the introductory paragraph hereto.

“Guaranty” has the meaning assigned to such term in the introductory paragraph hereto.

“Intellectual Property” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to any and all Patents, Copyrights, Trademarks, trade secrets, and all other intellectual property rights in confidential or proprietary technical and business information, know how, show how, software and databases.

“Intellectual Property Security Agreement” means a Trademark Security Agreement substantially the form of Exhibit III attached hereto, a Patent Security Agreement substantially in the form of Exhibit IV attached hereto, or a Copyright Security Agreement substantially in the form of Exhibit V attached hereto, as applicable.

“IP Collateral” means, with respect to any Grantor, the Article 9 Collateral consisting of Intellectual Property of such Grantor.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement granting rights under Intellectual Property to which any Grantor is a party.

“Money” has the meaning provided in Article 1 of the UCC.

“Patent License” means any written agreement granting to any third party any right to import, make, have made, offer for sale, use or sell any invention or design claimed in a Patent owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any such right with respect to any invention or design claimed in a Patent owned by any third party, and all rights of any Grantor under any such agreement.

“Patents” means, with respect to any Grantor, all of such Grantor’s right, title and interest in and to, all patents of the United States or the equivalent thereof in any other country, all registrations thereof, and all applications for patents of the United States or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule II(B) to the Perfection Certificate, and with respect to the foregoing (a) all reissues, reexaminations, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all inventions or designs claimed therein, (c) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, and (d) the right to sue for past, present and future infringements thereof.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II or any other form reasonably approved by the Collateral Agent, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

“Perfection Requirements” has the meaning assigned to such term in Section 3.03(g).

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Threshold Amount” means, with respect to any particular Indebtedness of the type specified in the clause (a)(i) or (a)(ii) of the definition thereof that comprises Pledged Debt (as stated in, and without duplication of, any promissory note, Debt Security or other Instrument, in each case, evidencing such Pledged Debt), an aggregate principal amount equal to $10,000,000.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates, partnership interest certificates, or other Securities or Instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, or instruments representing or evidencing any Pledged Collateral.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement; provided that Secured Obligations shall exclude all Excluded Swap Obligations.

“Securities Act” has the meaning assigned to such term in Section 5.01.

“Security” means a “security” as such term is defined in Article 8 of the UCC and, in any event, shall include any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement granting to any third party any right to use any Trademark owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark owned by any third party, and all rights of any Grantor under any such agreement (not including vendor or distribution agreements that allow incidental use of intellectual property rights in connection with the sale or distribution of such products or services).

“Trademarks” means, with respect to any Grantor, all of such Grantor’s right, title and interest in and to all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, domain names, and other source or business identifiers, whether registered or unregistered, together with all goodwill of the business connected with the use thereof and symbolized thereby, and with respect to the foregoing (a) all registrations and applications for registration thereof, including registrations and pending applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, including those listed on Schedule II(B) to the Perfection Certificate, (b) all extensions and renewals thereof, (c) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements and dilutions thereof or injury to the goodwill associated therewith, and (d) the right to sue for past, present and future infringements and dilutions thereof or injury to the goodwill associated therewith.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection or the priority of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority or availability of such remedy, as the case may be.

“UFCA” has the meaning assigned to such term in Article VI.

“UFTA” has the meaning assigned to such term in Article VI.

ARTICLE II.

PLEDGE OF SECURITIES

Section 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under each of the following:

(a) (i) all Equity Interests held by it on the date hereof (including those Equity Interests listed on Schedule II), and (ii) any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the foregoing clauses (i) and (ii) collectively, the “Pledged Equity”), in each case including all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and all warrants, rights or options issued thereon or with respect thereto; provided that the Pledged Equity shall not include, and no Lien shall attach to, and no representation, warranty or covenant contained herein or any other Collateral Document shall apply to, each of the following:

(i) (A) more than 65% of the issued and outstanding Equity Interests (other than non-voting Equity Interests) of (1) each Subsidiary that is a Foreign Subsidiary, (2) each Subsidiary that is a FSHCO and (B) any Equity Interests of any Subsidiary of any Person described in the foregoing clause (A);

(ii) (1) any Equity Interests of any Person that is not a direct wholly-owned Material Subsidiary of the Borrower or any other Grantor or (2) any Equity Interests in any other Person (other than a direct or indirect wholly-owned Material Subsidiary of the Borrower or any other Loan Party), in each case, to the extent (A) the Organization Documents or other agreements with respect to such Equity Interests with other equity holders prohibits or restricts the pledge of such Equity Interests, (B) the pledge of such Equity Interests is otherwise prohibited or restricted by (I) applicable Law which would require governmental (including regulatory) consent, approval, license or authorization to be pledged or that would require consent under any contractual obligation existing on the Closing Date or on the date any Subsidiary is acquired (so long as, in respect of such contractual obligation, such prohibition is not incurred in contemplation of such acquisition and except to the extent such prohibition is overridden by anti-assignment provisions of the Uniform Commercial Code) or (II) any agreement with a third party (other than the Borrower or any of the Restricted Subsidiaries) or (C) would result in a change of control, repurchase obligation or other adverse consequence (in each case, except to the extent that any such prohibition or restriction would be rendered ineffective under the UCC or other applicable Law or principle of equity);

(iii) any margin stock;

(iv) any Equity Interest, if the pledge thereof or the security interest therein would result in material adverse tax consequences to any Grantor as reasonably determined by the Borrower in consultation with the Administrative Agent;

(v) Equity Interests in any Unrestricted Subsidiary or Immaterial Subsidiary;

(vi) any Equity Interest with respect to which the Administrative Agent has determined (in its reasonable judgment) in consultation with the Borrower that the costs of pledging, perfecting or maintaining the pledge in respect of such Equity Interest hereunder exceeds the fair market value thereof or the practical benefit to the Secured Parties afforded (or proposed to be afforded) thereby; and

(any Equity Interests excluded pursuant to clauses (i) through Error! Reference source not found. above, the “Excluded Equity Interests”); provided, further, that if and when any Equity Interest shall cease to be an Excluded Equity Interest and would otherwise constitute Pledged Equity, a Lien on and security in such property shall be deemed granted therein and the provisions of this Agreement shall apply to such Equity Interests;

(b) (i) all Indebtedness owned by such Grantor as of the date hereof (including those listed opposite the name of such Grantor on Schedule II) and (ii) all Indebtedness owned by such Grantor from time to time in the future (the foregoing clauses (i) and (ii) collectively, the “Pledged Debt”), in each case including (x) all interest, cash, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Pledged Debt and (y) all promissory notes, Debt Securities and other Instruments evidencing such Pledged Debt; provided that the Pledged Debt shall not include, and no Lien shall attach to, and no representation, warranty or covenant contained herein or any other Collateral Document shall apply to, any Excluded Asset;

(c) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above;

(d) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), and (c) above; and

(e) all Proceeds of, and Security Entitlements in respect of, any of the foregoing

(the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”; provided that the Pledged Collateral shall not include, and the Security Interest shall not attach to, any Excluded Asset).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02 Delivery of the Pledged Securities and Pledged Debt.

(a) On the Closing Date or on the date on which it signs and delivers its first Security Agreement Supplement (in the case of any Grantor other than a Closing Date Grantor) or at such later date as the Administrative Agent may agree, each Grantor shall deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities then owned by such Grantor (other than any Uncertificated Securities and other than any Security Entitlements); provided that promissory notes and Instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02. Thereafter, whenever such Grantor acquires any other Pledged Security (other than any Uncertificated Securities and other than any Security Entitlements), such Grantor shall (within sixty days after receipt by such Grantor (or such longer period as the Administrative Agent may agree in its reasonable discretion)) deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral; provided that promissory notes and Instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02.

(b) (i) As promptly as practicable (and in any event within sixty days after receipt by Grantor (or such longer period as the Administrative Agent may agree in its sole discretion)), each Grantor will use commercially reasonable efforts to cause any Pledged Debt of the type specified in clauses (a)(i) or (a)(ii) of the definition of “Indebtedness” having an aggregate principal amount in excess of the Pledged Debt Threshold Amount owed to such Grantor by any Person (other than a Loan Party) to be evidenced by a duly executed promissory note, Debt Security or other Instrument to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(ii) Promissory notes, Debt Securities and other Instruments representing Pledged Debt having an aggregate principal amount equal to the Pledged Debt Threshold Amount or less need not be delivered to the Collateral Agent.

(c) Upon delivery to the Collateral Agent, any certificate or promissory note representing Pledged Collateral shall be accompanied by a customary undated stock power or note allonge, as applicable, duly executed in blank or other undated instruments of transfer duly-executed in blank reasonably satisfactory to the Collateral Agent. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed to supplement Schedule II and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of the pledge hereunder of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(d) The pledge and security interest granted in Section 2.01 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral.

(e) In accordance with the terms of any applicable Intercreditor Agreement, all Pledged Collateral delivered to the Collateral Agent shall be held by the Collateral Agent as bailee for the secured parties with respect to each such applicable Intercreditor Agreement solely for the purpose of perfecting the security interest therein granted in such Pledged Collateral.

Section 2.03 Representations, Warranties and Covenants. Each Grantor, jointly and severally, represents, warrants and covenants, as to itself and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties on and as of each date as required by Section 2.16 of the Credit Agreement, except, for the avoidance of doubt, with respect to any Excluded Asset, that:

(a) Schedule II sets forth, as of the Closing Date and as of each date on which a supplement to Schedule II is delivered pursuant to Section 2.02(c), a true and correct list of (i) all the issued and outstanding units of each class of the Equity Interests (including Security Entitlements) required to be pledged hereunder and directly owned or of record by such Grantor specifying the issuer, whether the applicable Equity Interest is certificated, and the certificate number (if any) of, and the number and percentage of ownership represented by, such Pledged Equity and (ii) all the Pledged Debt of the type specified in clause (a)(i) or (a)(ii) of the definition of “Indebtedness” (including all promissory notes, Debt Securities and other Instruments evidencing such Pledged Debt) having an aggregate principal amount in excess of the Pledged Debt Threshold Amount owned by such Grantor, in each case required to be pledged hereunder;

(b) the Pledged Equity issued by the Borrower, each other Grantor or their respective wholly owned Material Subsidiaries and the Pledged Debt (solely with respect to Pledged Debt issued by a Person other than any Grantor or any of their respective wholly-owned Subsidiaries to the best of each Grantor’s knowledge), have been duly and validly authorized and issued by the issuers thereof (to the extent such concepts are applicable) and (i) in the case of Pledged Equity issued by the Borrower, each other Grantor or their respective wholly owned Material Subsidiaries (other than Pledged Equity consisting of (A) equity of a Person organized other than pursuant to the laws of a state of the United States of America or (B) limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and nonassessable), are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than any Grantor or any of their respective wholly-owned Subsidiaries to the best of each Grantor’s knowledge), are legal, valid and binding obligations of the issuers thereof, subject to applicable Debtor Relief Laws and general principles of equity and principles of good faith and fair dealing;

(c) each of the Grantors (i) is the direct owner of record of the Pledged Securities indicated on Schedule II (as of the Closing Date and as of each date on which a supplement to Schedule II is delivered pursuant to this Agreement (as applicable)) as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) other Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no Lien on the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) other Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents, securities laws generally or by Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, the Pledged Equity of Persons that are wholly-owned Material Subsidiaries is and will continue to be freely transferable and assignable, and none of such Pledged Equity is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Equity hereunder or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity and perfection of the pledge effected hereby (other than (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Grantors in favor of the Collateral Agent for the benefit of the Secured Parties or (ii) approvals or consents which have been obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made));

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities constituting Pledged Equity and associated transfer powers are delivered to and in continued possession by the Collateral Agent in the State of New York in accordance with this Agreement, the Collateral Agent for the benefit of the Secured Parties will (i) obtain a legal, valid and first-priority (subject only to Permitted Liens) perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, (ii) have “control” (within the meaning of Section 8-106(b) of the UCC) of such Pledged Securities, and (iii) assuming that neither the Collateral Agent nor any of the other Secured Parties have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) with respect to such Pledged Securities at the time such Pledged Securities constituting Certificated Securities are delivered to the Collateral Agent, be a protected purchaser (within the meaning of Section 8-303 of the UCC) thereof;

(h) by virtue of the execution and delivery by the Grantors of this Agreement and delivery of the Pledged Debt (to the extent required hereunder) to and continued possession of the Pledged Debt by the Collateral Agent in the State of New York, the Collateral Agent (for the benefit of the Secured Parties) will obtain a legal, valid, and first-priority (subject only to Permitted Liens) perfected lien upon and security interest in such Pledged Debt as security for the payment and performance of the Secured Obligations;

(i) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein; and

(j) subject to the terms of this Agreement and to the extent permitted by applicable Law, each Grantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder and are Uncertificated Securities without further consent by the applicable owner or holder of such Pledged Equity.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Credit Agreement excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to Pledged Collateral or the creation, perfection or priority (as applicable) of the security interest granted therein in favor of the Collateral Agent (including, without limitation, in this Section 2.02(e)) shall be deemed not to apply to such excluded assets.

Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the Closing Date by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

Section 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower written notice at least one Business Day prior to its intent to exercise such rights, (a) the Collateral Agent, for the benefit of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent or the name of its nominee (as pledgee or as sub-agent) and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement to the extent permitted by the documentation governing such Pledged Securities; provided that, notwithstanding the foregoing, if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give the notice referred to above in order to exercise the rights described above. Each Grantor will promptly give to the Collateral Agent copies of any material notices received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2.05.

Section 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have provided written notice to the Borrower that the rights of the Grantors under this Section 2.06(a) are being suspended; provided that, such written notice to the Borrower shall be delivered at least one Business Day prior to the suspension of the rights set forth in clauses (i) and (ii) hereof:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above, in each case, as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement and the other Loan Documents; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be delivered to the Collateral Agent within sixty days (or such longer period as the Collateral Agent may agree in its discretion) in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent to the extent required by Section 2.02 hereof). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor (at the expense of such Grantor) any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted pursuant to the terms of the Credit Agreement.

(b) Upon the occurrence and during the continuance of any Event of Default, after the Collateral Agent shall have notified the Borrower in writing of the suspension of the rights of the Grantors under Section 2.06(a), then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06(b) shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and, upon demand by the Collateral Agent, shall be delivered to the Collateral Agent within five Business Days (or such longer period as the Collateral Agent may agree in its discretion) in the same form as so received (with any necessary stock or note powers and other instruments of transfer reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 0. After all Events of Default have been cured (including by performance subject to the limitations set forth in the Credit Agreement) or waived and the Borrower shall have delivered to the Collateral Agent a certificate to such effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) in the absence of any such Event of Default and that remain in such account, and such Grantor’s right to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities shall be automatically reinstated.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower in writing at least one day prior to the suspension of the rights of the Grantors under Section 2.06(a), then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time upon the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured (including by performance subject to the limitations set forth in the Credit Agreement) or waived and the Borrower shall have delivered to the Collateral Agent a certificate to such effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(d) Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under Section 2.06(a), (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2.06(a)(i) or 2.06(a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained in Section 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in said Sections in order to exercise any of its rights described in such Sections, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence of such Bankruptcy Event of Default.

(e) In order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request, but in any event solely after an Event of Default has occurred and is continuing.

Section 2.07 Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

ARTICLE III.

SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01 Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets and properties, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Investment Property;

(ix) all books and records pertaining to the Article 9 Collateral;

(x) all Goods and Fixtures;

(xi) all Money, cash, Cash Equivalents, Deposit Accounts, Securities Accounts and Commodities Accounts;

(xii) all Letter-of-Credit Rights;

(xiii) all Commercial Tort Claims;

(xiv) all Collateral Accounts, and all cash, Cash Equivalents, Money, Securities and other investments deposited therein;

(xv) all Supporting Obligations;

(xvi) all Security Entitlements in any or all of the foregoing;

(xvii) all Intellectual Property; and

(xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that Article 9 Collateral shall not include, and the Security Interest shall not attach to, and no representation, warranty or covenant contained herein or any other Collateral Document shall apply to, any of the following assets or property, each being an “Excluded Asset”:

(i) any asset (including, to the extent applicable, any Equipment or Inventory owned by a Grantor that is subject to a Lien permitted under Section 7.01(d) of the Credit Agreement), lease, license, franchise, charter, authorization, contract or agreement to which any Grantor is a party, together with any rights or interest thereunder, in each case, if and to the extent security interests therein (A) are prohibited by or in violation of any applicable Law, (B) requires any governmental consent that has not been obtained or consent of a third party that is not a Grantor or a Controlled Affiliate of a Grantor that has not been obtained pursuant to any contract or agreement binding on such asset at the time of its acquisition and not entered into in contemplation of such acquisition, or (C) is prohibited by or in violation of a term, provision or condition of any such lease, license, franchise, charter, authorization, contract or agreement to which such Grantor is a party, except, in the case of each of the foregoing clauses (A), (B), and (C), to the extent that such prohibition or restriction would be rendered ineffective under the UCC or other applicable Law or principle of equity; provided, however, that, notwithstanding the foregoing, the Article 9 Collateral shall include (and the Security Interest shall attach), at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach to any portion of such asset, lease, license, franchise, charter, authorization, contract or agreement not subject to the prohibitions specified in clauses (A), (B), or (C) above (in each case, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law); provided, further, that the Excluded Assets referred to in this clause (i) shall not include any Proceeds or receivables of any such asset, lease, license, franchise, charter, authorization, contract or agreement (except to the extent such Proceeds or receivables constitute Excluded Assets);

(ii) the Excluded Equity Interests and any assets of any Excluded Subsidiary;

(iii) any “intent-to-use” Trademark applications prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent that, and during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law (it being understood that after such period such intent-to-use application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral);

(iv) (A) any leasehold interest (including any ground lease interest) in real property, (B) any fee interest in owned real property other than Material Real Property, and (C) any Fixtures affixed to any real property to the extent (1) such real property does not constitute Material Real Property or (2) a security interest in such Fixtures may not be perfected by the filing of a UCC financing statement in the jurisdiction of organization (or other location of a Grantor under Section 9-307 of the UCC) of the applicable Grantor;

(v) (A) as extracted collateral, (B) timber to be cut, (C) farm products, (D) manufactured homes and (E) healthcare insurance receivables;

(vi) any particular asset, if the pledge thereof or the security interest therein would result in material adverse tax consequences to any Grantor as reasonably determined by the Borrower in good faith in consultation with the Administrative Agent;

(vii) any specifically identified asset with respect to which the Administrative Agent has determined (in its reasonable judgment in consultation with the Borrower) that the costs of obtaining, perfecting or maintaining a Security Interest or pledge in such asset exceed the fair market value thereof (as determined by the Borrower in its reasonable judgment) or the practical benefit to the Secured Parties afforded thereby;

(viii) Letter-of-Credit rights to the extent a security interest therein cannot be perfected by the filing of UCC-1 financing statements;

(ix) motor vehicles, aircraft and other assets subject to certificates of title or ownership (including, without limitation, aircraft, airframes, aircraft engines or helicopters, or any equipment or other assets constituting a part thereof and rolling stock) in each case, to the extent a security interest therein cannot be perfected by the filing of a UCC-1 financing statement in the jurisdiction of organization (or other location of a Grantor under Section 9-307 of the UCC) of the applicable Grantor; and

(x) except to the extent perfected by filing of a UCC-1 financing statement in the jurisdiction of organization (or other location of a Grantor under Section 9-307 of the UCC) of the applicable Grantor, cash, Cash Equivalents (including securities entitlements and related assets) and any Deposit Account, Commodity Account or Securities Account; provided that, the Excluded Assets referred to in this clause (x) shall not include proceeds of Collateral (as defined in the Credit Agreement);

provided that if and when any property shall cease to be an Excluded Asset, a Lien on and security interest in such property shall be deemed granted therein and the provisions of this Agreement shall apply to such property, including the Proceeds of any General Intangible, Instrument, license, property right, permit or any other contract or agreement (except to the extent such Proceeds are Excluded Assets). Notwithstanding anything to the contrary, the Proceeds of, or in respect of, any Excluded Assets shall constitute Article 9 Collateral (except to the extent such Proceeds are an Excluded Asset).

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements or continuation statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement including indicating the Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization and the type of organization and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon reasonable request. The Collateral Agent is further irrevocably authorized to file (to the extent the Grantors have not already made such filings) Intellectual Property Security Agreements, or supplements or amendments thereof, executed by the applicable Grantor(s) with the United States Patent and Trademark Office or United States Copyright Office (or any successor offices). Without limiting the rights and remedies of the Collateral Agent arising under Applicable Law and under the Loan Documents, the Parties agree that in the event an Intellectual Property Security Agreement, or any supplement or amendment thereof, is no longer a reasonably acceptable form of documentation to file with the United States Patent and Trademark Office or the United States Copyright Office (or any successor offices), as applicable, the authorization granted in the preceding sentence extends to any other documents and actions reasonably necessary to evidence, record, confirm or otherwise perfect the Security Interest in any IP Collateral consisting of U.S. issued Patents and applications therefor, U.S. registered Trademarks and applications therefor, or U.S. registered Copyrights (and exclusive Licenses of registered Copyrights), in each case naming the Collateral Agent as secured party, but, except as provided under Article V hereof or under the Loan Documents, the Collateral Agent is not authorized to execute any such documents on any Grantor’s behalf (to the extent such execution is necessary).

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

Section 3.02 Representations and Warranties. Subject to the Perfection Requirements, each Grantor represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties on the Closing Date and on and as of each other date required by Section 2.16 of the Credit Agreement, except, for the avoidance of doubt, with respect to any Excluded Asset, that:

(a) Each Grantor has valid rights (not subject to any Liens other than Permitted Liens) in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes (which rights are in any event, sufficient under Section 9-203 of the UCC), and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate delivered to the Administrative Agent on or prior to the Closing Date has been duly executed and delivered and the information set forth therein, including the exact legal name of each Grantor and its jurisdiction of organization is correct and complete in all material respects (or in all respects in the case of the exact legal name and jurisdiction of organization of each Grantor) as of the Closing Date. UCC financing statements (including fixture filings, as applicable) prepared based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule III (or specified by notice from the applicable Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations (other than any filings with respect to real property, filings required to be made in the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the Security Interest in IP Collateral) necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration with respect to such Article 9 Collateral is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of amendment or continuation statements. Each Grantor represents and warrants that, on the Closing Date and on and as of each other date as required by Section 4.02(e), fully executed Intellectual Property Security Agreements containing a description of all IP Collateral consisting of U.S. Patents (and U.S. Patents for which applications are pending), U.S. registered Trademarks (and U.S. Trademarks for which registration applications are pending) or U.S. registered Copyrights and exclusive Copyright Licenses to U.S. registered Copyrights, as applicable, have been or will be delivered to the Collateral Agent for recording by the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC and (iii) subject to the filings described in Section 3.02(b), and the timely filing with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, of the Intellectual Property Security Agreements delivered in accordance with the Credit Agreement and Section 4.02(e), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by the recording of the relevant Intellectual Property Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 (it being agreed that additional filings would be necessary with respect to After Acquired Intellectual Property). The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than any Lien that is expressly permitted by the Credit Agreement, including pursuant to Section 7.01 of the Credit Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens and assignments expressly permitted by the Credit Agreement, including pursuant to Section 7.01 of the Credit Agreement.

Section 3.03 Covenants.

(a) The Borrower agrees to notify the Collateral Agent (within sixty calendar days of such event (or such later date as the Collateral Agent may agree in its reasonable discretion)) of any change,

(i) in the legal name of any Grantor,

(ii) in the identity or type of organization of any Grantor,

(iii) in the jurisdiction of organization of any Grantor, or

(iv) in the location (within the meaning of Section 9-307 of the UCC) of any Grantor under the UCC.

The Grantors agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and registrations, have been made (or will be made within sixty calendar days of such event) under the UCC or other applicable Law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest to the extent required under the Loan Documents (subject only to Liens expressly permitted by Section 7.01 of the Credit Agreement) in all the Collateral for its own benefit and the benefit of the other Secured Parties.

(b) Except with respect to any Excluded Asset, each Grantor shall, at its own expense, take any and all commercially reasonable actions requested by the Collateral Agent necessary (i) to defend title to the Article 9 Collateral owned by it against all Persons claiming an interest therein (other than with respect to Permitted Liens) that is adverse to the interests hereunder of the Collateral Agent or any other Secured Party, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of the business, and (ii) to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien (other than a Permitted Lien).

(c) Except with respect to any Excluded Asset, each Grantor shall, on the date hereof (or such later date as the Collateral Agent may agree), execute and deliver to the Collateral Agent, counterpart signature pages to the Intellectual Property Security Agreements in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of the IP Collateral listed on Schedule II(B) to the Perfection Certificate in order to record the Security Interest in such IP Collateral with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.

(d) Except with respect to any Excluded Asset, each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including (i) the delivery of Pledged Securities and Pledged Debt in accordance with Section 2.02 and (ii) the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, to the extent required hereunder or under the other Loan Documents.

(e) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within ten Business Days after demand for any payment made or any reasonable out-of-pocket expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof.

(g) Notwithstanding anything in this Agreement to the contrary, any limitations regarding the attachment or perfection of Liens on Collateral set forth in the Credit Agreement shall apply, as well as each of the following:

(i) other than the filing of a UCC financing statement, (A) no actions shall be required to perfect the security interest granted hereunder in or with respect to any Letter-of-Credit Rights, Commercial Tort Claims, Chattel Paper or assets subject to a certificate of title, or (B) except for the filings described in Section 3.02(b) with respect to IP Collateral, no Grantor shall be required to enter into or otherwise establish any source code escrow arrangement or register any Intellectual Property, or complete any filings or other action with respect to the creation or perfection of the security interests in any Intellectual Property;

(ii) no Grantor shall be required to deliver landlord lien waivers, estoppels, bailee letters or collateral access letters in any circumstances;

(iii) no action shall be required to perfect a security interest granted hereunder in Deposit Accounts, Commodities Accounts, Securities Accounts or any other similar account or other asset via “control” (within the meanings of Section 9-104 and/or Sections 8-106 and 9-106, as applicable, of the UCC or otherwise) other than as expressly provided for hereunder with respect to Pledged Collateral or under the Credit Agreement with respect to the Cash Collateral Account;

(iv) no Grantor shall be required to complete any filings or take any other action (other than (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant state(s), (B) delivery to the Collateral Agent to be held in its possession of all Pledged Stock and Pledged Debt in accordance with Section 2.02, (C) mortgages with respect to Material Real Property in accordance with Section 6.11 of the Credit Agreement and (D) customary filings in (1) the United States Patent and Trademark Office with respect to any U.S. issued Patents and registered Trademarks and any applications therefor and (2) the United States Copyright Office of the Library of Congress with respect to Copyright registrations and exclusive Copyright Licenses if such IP Collateral is also registered in the United States) with respect to the creation or perfection of security interests in assets located or titled outside the United States, including any Intellectual Property registered in any jurisdiction outside of the United States and no Grantor shall be required to make any filing with any Governmental Authority, or to enter into any agreement governed by the Laws of any jurisdiction, in each case other than the United States, any state thereof (including any subdivision of any state) and the District of Columbia;

(v) no notices shall be required to be sent to Account Debtors or other contractual third parties prior to an Event of Default;

(vi) no Grantor shall be required to provide any notice or obtain the consent of governmental authorities under the Federal Assignment of Claims Act (or any state equivalent thereof);

(vii) no perfection actions shall be required with respect to (A) any real property other than Material Real Property, (B) any real property to the extent the Flood Insurance Laws Certificate delivered pursuant to Section 6.11(b)(ii) of the Credit Agreement discloses that the Material Real Property is in a special flood hazard area where flood insurance pursuant to the national flood insurance program is available, and (C) any real property if the cost of a Mortgage Policy (taking into account any endorsements requested by Collateral Agent, including, but not limited to, under Section 6.11(b)(iii)(D) of the Credit Agreement)) for any Material Real Property would be excessive relative to the value of such Material Real Property; and

(viii) no representation or warranty contained herein shall be deemed inaccurate as a result of the Grantors not taking any action not required under this Section 3.03(g) (paragraphs (i) through (viii) of this Section 3.03(g), the “Perfection Requirements”).

ARTICLE IV.

SPECIAL PROVISIONS CONCERNING IP COLLATERAL

Section 4.01 Grant of License to Use Intellectual Property. Without limiting the provisions of Section 3.01 hereof or any other rights of the Collateral Agent as the holder of a Security Interest in any IP Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent is lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use and sublicense any of the IP Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, provided, however, that any such license granted by the Collateral Agent to a third party shall include reasonable and customary terms necessary to preserve the existence, validity and value of the affected IP Collateral, including provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, protecting and maintaining the quality standards of the Trademarks in the manner set forth below (it being understood and agreed that, without limiting any other rights and remedies of the Collateral Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Collateral Agent rights in and to any such IP Collateral above and beyond (a) the rights to such IP Collateral that each Grantor has reserved for itself and (b) in the case of IP Collateral that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such IP Collateral hereunder).

The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall immediately terminate at such time as the Collateral Agent is no longer lawfully entitled to exercise its rights and remedies under this Agreement. Nothing in this Section 4.01 shall require a Grantor to grant any license that is prohibited by any applicable Law, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor. In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (a) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the benefit of the applicable Grantor; (b) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor immediately prior to the exercise of the license rights set forth herein; and (c) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation, the actions and conduct described in Section 4.02 below.

Section 4.02 Protection of Collateral Agent’s Security.

(a) Except to the extent permitted by Section 4.02(g) below, with respect to registration or pending application of each item of its IP Collateral for which such Grantor has standing to do so, each Grantor agrees, at its expense to take such actions may include actions in the United States Patent and Trademark Office, the United States Copyright Office and any other governmental authority located in the United States to maintain any such registered IP Collateral in full force and effect.

(b) In the event that any Grantor becomes aware that any item of the IP Collateral is being infringed or misappropriated or diluted by a third party, such Grantor shall, to the extent that such Grantor has the legal right to do so, take such actions as such Grantor reasonably deems appropriate under the circumstances to protect such IP Collateral, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c) Except to the extent permitted below or as could not reasonably be expected to have a Material Adverse Effect, no Grantor shall knowingly do or knowingly permit any act or knowingly omit to do any act whereby any of its IP Collateral may reasonably be likely to lapse, be terminated or become invalid or unenforceable or dedicated to the public or lose the status of its trade secrets.

(d) Except to the extent permitted below or as could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take commercially reasonable actions to preserve and protect each item of its IP Collateral, and shall require that all licensed users of any such Trademarks abide by such Grantor’s applicable standards of quality with respect to the products and services sold or provided under such Trademarks.

(e) Each Grantor agrees that, should it obtain an ownership or other interest in any IP Collateral after the Closing Date (the “After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill of the business connected with the use thereof and symbolized thereby shall automatically become part of the IP Collateral subject to the terms and conditions of this Agreement with respect thereto.

(f) At the time of delivery of annual financial statements pursuant to Section 6.01(a) of the Credit Agreement and delivery of the related Compliance Certificate (or such later date as the Collateral Agent may agree), each Grantor shall (i) sign and deliver to the Collateral Agent one or more Intellectual Property Security Agreements, or supplements or amendments thereto, with respect to U.S. Patents and Patent applications, U.S. registered Trademarks and Trademark applications, and U.S. registered Copyrights and exclusive Copyright Licenses to U.S. registered Copyrights included in the After-Acquired Intellectual Property and which are IP Collateral, to the extent that such IP Collateral is not covered by any previous Intellectual Property Security Agreement or supplement or amendment thereto so signed and delivered by it and (ii) cooperate as reasonably necessary to enable the Collateral Agent to make prompt filings of any reasonably necessary recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate.

(g) Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from abandoning or discontinuing the use or maintenance of any of its IP Collateral, or from failing to take action to enforce license agreements or pursue actions against infringers or take any other actions with respect to its IP Collateral, if such Grantor determines in its reasonable business judgment that such abandonment, discontinuance, or failure to take action is desirable in the conduct of its business or if such abandonment, discontinuance or failure to take action is otherwise permitted under the Credit Agreement.

ARTICLE V.

REMEDIES

Section 5.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent (i) shall have the right to exercise any and all rights afforded to a secured party under this Agreement, the UCC or other applicable Law, and (ii) may (or, at the request of the Required Lenders in accordance with the Credit Agreement, shall) take any of the following actions:

(a) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent promptly, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties;

(b) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy;

(c) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise;

(d) withdraw any and all cash or other Collateral from any Collateral Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 0; and

(e) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell, license or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall reasonably deem appropriate.

Each Grantor acknowledges and recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. § 77, (as amended and in effect, the “Securities Act”) or the securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. To the maximum extent permitted by Law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors ten Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

The power-of-attorney granted pursuant to Section 7.14 shall apply for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including Attorney Costs and other charges relating thereto, shall be payable, within twenty days of written demand therefor, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised solely by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents.

Any exercise of remedies provided in this Section 5.01 shall be subject to the terms of any applicable Intercreditor Agreement.

Section 5.02 Application of Proceeds. Subject to the terms of any applicable Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the provisions of Section 9.03 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of proceeds by the Collateral Agent or by the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

ARTICLE VI.

INDEMNITY, SUBROGATION AND SUBORDINATION

Upon payment by any Grantor of any Secured Obligations, all rights of such Grantor against the Borrower or any other Grantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior satisfaction of the Termination Conditions. If any amount shall be paid to the Borrower or any other Grantor in contravention of the foregoing subordination on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower or any other Grantor, such amount shall be held in trust for the benefit of the Secured Parties and shall promptly be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Grantor (other than the Borrower) shall, under this Agreement or the Credit Agreement as a joint and several obligor, repay any of the Secured Obligations (an “Accommodation Payment”), then the Grantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Grantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Grantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Grantors. As of any date of determination, the “Allocable Amount” of each Grantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Grantor hereunder and under the Credit Agreement without (a) rendering such Grantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Grantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Grantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

ARTICLE VII.

MISCELLANEOUS

Section 7.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to a Grantor other than the Borrower shall be given in care of the Borrower.

Section 7.02 Waivers; Amendment.

(a) No failure by the Collateral Agent or any Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall impair such right, remedy, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and independent of any rights, remedies, powers and privileges provided by Law. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such rights, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of any Loan, the provision of any Cash Management Services or the provision of services under any Secured Hedge Agreement shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 7.03 Collateral Agent’s Fees and Expenses; Indemnification. Each Grantor, jointly with the other Grantors and severally, agrees to reimburse the Collateral Agent for its fees and expenses incurred hereunder to the extent provided in Section 10.04 of the Credit Agreement, which is incorporated by reference herein, mutatis mutandis; provided that reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor.”

Section 7.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or any Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. Except in a transaction expressly permitted under the Credit Agreement, no Grantor may assign any of its rights or obligations hereunder without the written consent of the Collateral Agent.

Section 7.05 Survival of Agreement. All representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, the provision of any Cash Management Services or the provision of services under any Secured Hedge

Agreement, regardless of any investigation made by any such Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until this Agreement is terminated as provided in Section 7.12 hereof, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 7.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by each Closing Date Grantor (and, with respect to each Person that becomes a Grantor hereunder following the Closing Date, on the date of delivery of a Security Agreement Supplement by such Grantor) and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Grantor and the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, subject to Section 7.04 hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including in .pdf or .tif format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Agreement. Any signature to this agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the Parties represents and warrants to the other Parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that Party’s constitutive documents. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.07 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and (b) the parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.08 GOVERNING LAW, ETC.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

(b) BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF ANY UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 7.09 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL

WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.09 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.11 Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreements, any Cash Management Services, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any Secured Hedge Agreements, any Cash Management Services, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination or release of a Grantor’s obligations hereunder in accordance with the terms of Section 7.12, but without prejudice to reinstatement rights under Section 2.04 of the Guaranty, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 7.12 Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate and be released with respect to all Secured Obligations when the Termination Conditions have been satisfied.

(b) (i) Any Grantor’s obligations hereunder and all Security Interest in and Lien on its Collateral granted by such Grantor shall automatically be released upon the occurrence of a Guaranty Release Event and (ii) the Security Interest in and Lien on any Collateral shall be automatically released upon the occurrence of a Lien Release Event.

(c) In connection with any termination or release pursuant to paragraph (a) or paragraph (b) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and take all other actions (including return of any pledged collateral) reasonably requested by any Grantor, at such Grantor’s expense, in connection with such release, including authorizing such Grantor or its representative to file any UCC amendment or termination statements with respect to such release. Any execution and delivery of documents pursuant to this Section 7.12 shall be without recourse to or warranty by the Collateral Agent.

(d) At any time that the respective Grantor desires that the Collateral Agent take any of the actions described in immediately preceding paragraph (c), it shall, upon request from the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying reasonably satisfactory to the Collateral Agent that the release of the respective Collateral is permitted pursuant to paragraph (a) or (b) above, whereupon the Collateral Agent shall, upon such Grantor’s sole cost and expense, enter into the necessary and advisable documents requested by the Grantor to release or (acknowledge the release of) Liens granted by such Grantor on any Collateral (which release may be conditional upon the occurrence of such transaction or event, if applicable). The Collateral Agent shall be entitled to and shall rely exclusively on such officer’s certificate. The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 7.12.

Notwithstanding anything to the contrary in any Loan Document, the Liens granted hereunder will be automatically released as set forth by Section 9.11 of the Credit Agreement.

Section 7.13 Additional Restricted Subsidiaries. To the extent required by Section 6.11 of the Credit Agreement, a Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein, and such Restricted Subsidiary shall execute and deliver to the Administrative Agent a Security Agreement Supplement. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 7.14 Collateral Agent Appointed Attorney-in-Fact.

(a) Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, in each case at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default and (unless a Bankruptcy Event of Default has occurred and is continuing, in which case no such notice shall be required) delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor,

(i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof;

(ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;

(iii) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral;

(iv) in consultation with the Borrower, to send verifications of Accounts to any Account Debtor;

(v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral;

(vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral;

(vii) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to a Collateral Account and adjust, settle or compromise the amount of payment of any Account or related contracts;

(viii) to make, settle and adjust claims in respect of Collateral under policies of insurance and to endorse the name of such Grantor on any check, draft, instrument or any other item of payment with respect to the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; and

(ix) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes;

provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. Each Secured Party (including the Collateral Agent) shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither such Secured Party nor any Related Indemnified Person of such Secured Party shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that a court of competent jurisdiction determines in a final, non-appealable judgment that any action or failure to act by any Secured Party (or Related Indemnified Person of such Secured Party) constituted gross negligence, bad faith or willful misconduct of such Secured Party (or Related Indemnified Person of such Secured Party) (it being understood that this sentence shall be subject to the limitation on liability set forth in Section 7.12(d)).

(b) All acts in accordance with this Section 7.14 of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Collateral Agent, for the benefit of the Secured Parties, under this Section 7.14 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

Section 7.15 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 7.16 Collateral Agent’s Duties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 7.17 Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Credit Agreement and the other Loan Documents, with respect to the Secured Obligations of each Secured Party. It is the desire and intent of each Grantor and each Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.

Section 7.18 Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

Section 7.19 Right of Setoff. If an Event of Default shall have occurred and be continuing, then each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, without notice to any Loan Party or to any other Person (other than the Administrative Agent), any such notice being hereby expressly waived, to the fullest extent permitted by applicable law, to exercise a right of set off as set forth in Section 10.09 of the Credit Agreement.

Section 7.20 Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ALLEGRO MICROSYSTEMS, INC., a Delaware corporation, as Borrower
By:	/s/ Paul Walsh
Name: Paul Walsh
Title: Chief Financial Officer

[SIGNATURE PAGE TO TERM LOAN SECURITY AGREEMENT]

ALLEGRO MICROSYSTEMS, LLC, a Delaware limited liability company, as a Grantor

By:	/s/ Paul Walsh
	Name:	Paul Walsh
	Title:	Chief Financial Officer

SILICON STRUCTURES LLC, a Delaware limited liability company, as a Grantor

By:	/s/ Paul Walsh
	Name:	Paul Walsh
	Title:	Chief Financial Officer

ALLEGRO MICROSYSTEMS BUSINESS
DEVELOPMENT, INC., a Delaware corporation, as a Grantor

By:	/s/ Paul Walsh
	Name:	Paul Walsh
	Title:	Chief Financial Officer

VOXTEL, LLC, a Delaware limited liability company, as a Grantor

By:	/s/ Gary Pepka
	Name:	Gary Pepka
	Title:	Secretary

[SIGNATURE PAGE TO TERM LOAN SECURITY AGREEMENT]

COLLATERAL AGENT: Credit Suisse AG, Cayman Islands Branch
By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name:	Jessica Gavarkovs
Title:	Authorized Signatory

[SIGNATURE PAGE TO TERM LOAN SECURITY AGREEMENT]

SCHEDULE I TO SECURITY AGREEMENT

ADDITIONAL GRANTORS

Name of Grantor	Type of Organization	Jurisdiction of Organization/ Formation

Allegro MicroSystems, Inc.	Corporation	Delaware

Allegro MicroSystems, LLC	Limited liability company	Delaware

Silicon Structures LLC	Limited liability company	Delaware

ALLEGRO MICROSYSTEMS BUSINESS DEVELOPMENT, INC.	Corporation	Delaware

Voxtel, LLC	Limited liability company	Delaware

Schedule I-1

SCHEDULE II TO SECURITY AGREEMENT

PLEDGED EQUITY; PLEDGED DEBT

Pledged Equity

Holder	Subsidiary	Type of Organization	Jurisdiction of Organization / Formation	% of Equity Interests Owned	% of Interest Pledged	Certificate No.
Allegro MicroSystems, Inc.	Allegro MicroSystems, LLC	Limited liability company	Delaware	100%	100%	N/A
Allegro MicroSystems, Inc.	LadarSystems, LLC	Limited liability company	Wyoming	100%	100%	N/A
Allegro MicroSystems, Inc.	Voxtel, LLC	Limited liability company	Delaware	100%	100%	N/A
Allegro MicroSystems, LLC	Silicon Structures LLC	Limited liability company	Delaware	100%	100%	N/A
Allegro MicroSystems, LLC	ALLEGRO MICROSYSTEMS BUSINESS DEVELOPMENT, INC.	Corporation	Delaware	100%	100%	2
Allegro MicroSystems, LLC	Allegro MicroSystems Europe Limited	Private limited company	United Kingdom	100%	65%	N/A
Allegro MicroSystems, LLC	Allegro MicroSystems Argentina, S.A.	Sociedad Anonima	Argentina	100%	65%	N/A
Allegro MicroSystems, LLC	Allegro MicroSystems (Thailand) Co., Ltd.	Limited company	Thailand	100%[1]	65%	[	] [2]
Allegro MicroSystems, LLC	Allegro (Shanghai) Micro Electronic Commercial and Trading Co., Ltd.	Limited company	China	100%	65%	N/A
Allegro MicroSystems, LLC	Allegro MicroSystems Philippines, Inc.	Corporation	Philippines	100%	65%	N/A

Pledged Debt

Consolidated and Restructured Loan Agreement, dated as of March 28, 2020, between Polar Semiconductor, LLC, as borrower, and Allegro Microsystems, LLC, as lender ($51,376,864.00)

[1]	Allegro MicroSystems (Thailand) Co., Ltd. is 100% owned by Allegro MicroSystems, LLC, with the exception of two issued minimal local director qualifying shares.
[2]	Newly cut stock certificate reflecting the 65% pledge to be issued and delivered post-closing.

Schedule III-1

SCHEDULE III TO SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

None.

Schedule III-1

SCHEDULE IV TO SECURITY AGREEMENT

UCC FILING OFFICES

Name of Grantor	Jurisdiction of Organization/ Formation

Allegro MicroSystems, Inc.	Delaware

Allegro MicroSystems, LLC	Delaware

Silicon Structures LLC	Delaware

ALLEGRO MICROSYSTEMS BUSINESS DEVELOPMENT, INC.	Delaware

Voxtel, LLC	Delaware

Schedule IV-2

EXHIBIT I

TO TERM LOAN SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. ___ dated as of __________, 20___ (this “Supplement”), to the Term Loan Security Agreement, dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Allegro MicroSystems, Inc., a Delaware corporation (the “Borrower ”), the other Grantors from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch, as the Collateral Agent for the Secured Parties (together with its successors and permitted assigns, the “Collateral Agent”).

A. Reference is made to (i) Term Loan Credit Agreement, dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders and other parties party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and Credit Suisse AG, Cayman Islands Branch, as Collateral Agent for the Lenders and the other agents and arrangers party thereto and (ii) the Guaranty.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings given or given by reference in the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 7.13 of the Security Agreement provides that additional Restricted Subsidiaries of the Grantors may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

Section 1. In accordance with Section 7.13 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects (except to the extent any such representation and warranty is qualified as to materiality, in which case such representation and warranty, to the extent qualified by materiality, shall be true and correct in all respects) on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified as to materiality, in which case such representation and warranty, to the extent qualified by materiality, shall be true and correct in all respects) as of such earlier date. In furtherance of the foregoing, as security for the payment and performance, as the case may be, in full of the Secured Obligations, the New Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in, to and under the Collateral (as defined in the Security Agreement), whether now owned or at any time hereafter acquired by the New Grantor or in which the New Grantor now has or at any time in the future may acquire any right, title or interest. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor as if originally named therein as a Grantor. The Security Agreement is hereby incorporated herein by reference.

Exhibit I-1

Section 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

Section 3. This Supplement may be executed in one or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic (including .pdf or .tif file) transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. The New Grantor hereby represents and warrants that the Perfection Certificate supplement attached hereto and supplemental schedules II, III and IV to the Security Agreement attached hereto as Schedule I have been duly executed and delivered (if applicable) to the Collateral Agent and the information set forth therein, including the exact legal name of the New Grantor and its jurisdiction of organization, is correct and complete in all material respects as of the date hereof.

Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATION WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

Section 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable and documented in reasonable detail out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent as provided in Section 7.03 of the Security Agreement.

[Remainder of page intentionally left blank]

Exhibit I-2

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO TERM LOAN SECURITY AGREEMENT SUPPLEMENT]

SCHEDULE I

TO SECURITY AGREEMENT SUPPLEMENT

[ATTACH COMPLETED PERFECTION CERTIFICATE FOR NEW GRANTOR AND

SCHEDULES II, III AND IV TO SECURITY AGREEMENT WITH RESPECT TO NEW GRANTOR]

Schedule I-1

to Term Loan Security Agreement Supplement

EXHIBIT II

TO TERM LOAN SECURITY AGREEMENT

FORM OF PERFECTION CERTIFICATE

[To be attached].

Exhibit II-1

EXHIBIT III

TO TERM LOAN SECURITY AGREEMENT

[FORM OF] TRADEMARK SECURITY AGREEMENT

This TERM LOAN TRADEMARK SECURITY AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Trademark Security Agreement”), dated as of __________, 20__, is made by ____________________, a [jurisdiction] [type of entity] (the “Grantor”), in favor of Credit Suisse AG, Cayman Islands Branch, as the Collateral Agent for the Secured Parties (together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantor is party to that certain Term Loan Security Agreement, dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantor, the other grantors party thereto and the Collateral Agent; and

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantor, and has agreed to execute this Trademark Security Agreement for recording with the U.S. Patent and Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

Section 1. Terms. Capitalized terms used but not defined herein shall have the meanings given or given by reference in the Security Agreement.

Section 2. Grant of Security . As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of the Grantor’s right, title and interest in, to and under the registered and applied for Trademarks set forth on Schedule A attached hereto, together with all goodwill of the business connected with the use thereof and symbolized thereby, and with respect to the foregoing (a) all extensions and renewals thereof, (b) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements and dilutions thereof or injury to the goodwill associated therewith, and (c) the right to sue for past, present and future infringements and dilutions thereof or injury to the goodwill associated therewith (collectively, the “Trademark Collateral”); provided that “Trademark Collateral” shall not include and the Security Interest shall not attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto (it being understood that after such filing and acceptance such intent-to-use application shall be automatically subject to the security interest granted herein and deemed to be included in the Trademark Collateral) or to any other Excluded Asset as provided under the Security Agreement.

Section 3. Recordation. The Grantor authorizes and requests that the Commissioner for Trademarks record this Trademark Security Agreement with the U.S. Patent and Trademark Office.

Section 4. Execution in Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Trademark Security Agreement by facsimile or electronic (including ..pdf or .tif file) transmission shall be as effective as delivery of a manually signed counterpart of this Trademark Security Agreement.

Exhibit III-1

Section 5. Security Agreement. This Trademark Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Section 6. Governing Law . THIS TRADEMARK SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST AND APPLICABLE FEDERAL LAWS PERTAINING TO TRADEMARKS).

Section 7. Intercreditor Agreements. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS TRADEMARK SECURITY AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF ANY SUCH INTERCREDITOR AGREEMENT AND THIS TRADEMARK SECURITY AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[Remainder of this page intentionally left blank]

Exhibit III-2

IN WITNESS WHEREOF, the undersigned has executed this Trademark Security Agreement as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

Accepted and Agreed:

Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO TERM LOAN TRADEMARK SECURITY AGREEMENT]

SCHEDULE A

Schedule A-1

to Term Loan Trademark Security Agreement

EXHIBIT IV

TO TERM LOAN SECURITY AGREEMENT

[FORM OF] PATENT SECURITY AGREEMENT

This TERM LOAN PATENT SECURITY AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Patent Security Agreement”), dated as of __________, 20__, is made by ____________________, a [jurisdiction] [type of entity] (the “Grantor”), in favor of Credit Suisse AG, Cayman Islands Branch, as the Collateral Agent for the Secured Parties (together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantor is party to that certain Term Loan Security Agreement, dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantor, the other grantors party thereto and the Collateral Agent; and

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantor, and has agreed to execute this Patent Security Agreement for recording with the U.S. Patent and Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

Section 1. Terms. Capitalized terms used but not defined herein shall have the meanings given or given by reference in the Security Agreement.

Section 2. Grant of Security . As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of the Grantor’s right, title and interest in, to and under the Patents and Patent applications set forth on Schedule A attached hereto, together with (a) all reissues, reexaminations, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all inventions or designs claimed therein, (c) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, and (d) the right to sue for past, present and future infringements thereof (the “Patent Collateral”); provided that “Patent Collateral” shall not include and the Security Interest shall not attach to any Excluded Assets as provided under the Security Agreement.

Section 3. Recordation. The Grantor authorizes and requests that the Commissioner for Patents record this Patent Security Agreement with the U.S. Patent and Trademark Office.

Section 4. Execution in Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Patent Security Agreement by facsimile or electronic (including .pdf or .tif file) transmission shall be as effective as delivery of a manually signed counterpart of this Patent Security Agreement.

Exhibit IV-1

Section 5. Security Agreement. This Patent Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Section 6. Governing Law. THIS PATENT SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST AND APPLICABLE FEDERAL LAWS PERTAINING TO PATENTS).

Section 7. Intercreditor Agreements. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS PATENT SECURITY AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF ANY SUCH INTERCREDITOR AGREEMENT AND THIS PATENT SECURITY AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

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Exhibit IV-2

IN WITNESS WHEREOF, the undersigned has executed this Patent Security Agreement as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

Accepted and Agreed:
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO TERM LOAN PATENT SECURITY AGREEMENT]

SCHEDULE A

Schedule A-1

to Term Loan Patent Security Agreement

EXHIBIT V

TO TERM LOAN SECURITY AGREEMENT

[FORM OF] COPYRIGHT SECURITY AGREEMENT

This TERM LOAN COPYRIGHT SECURITY AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Copyright Security Agreement”), dated as of __________, 20__, is made by ____________________, a [jurisdiction] [type of entity] (the “Grantor”), in favor of Credit Suisse AG, Cayman Islands Branch, as the Collateral Agent for the Secured Parties (together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantor is party to that certain Term Loan Security Agreement, dated as of September 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantor, the other grantors party thereto and the Collateral Agent; and

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantor, and has agreed to execute this Copyright Security Agreement for recording with the U.S. Copyright Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

Section 1. Terms. Capitalized terms used but not defined herein shall have the meanings given or given by reference in the Security Agreement.

Section 2. Grant of Security . As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of the Grantor’s right, title and interest in, to and under (i) the registered Copyrights set forth on Schedule A attached hereto, together with (a) all renewals and extensions thereof, (b) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, and (c) the right to sue for past, present and future infringements thereof; and (ii) any exclusive Copyright License(s) set forth on Schedule A attached hereto (collectively, the “Copyright Collateral”); provided that “Copyright Collateral” shall not include and the Security Interest shall not attach to any Excluded Assets as provided under the Security Agreement.

Section 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights record this Copyright Security Agreement with the U.S. Copyright Office.

Section 4. Execution in Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Copyright Security Agreement by facsimile or electronic (including .pdf or .tif file) transmission shall be as effective as delivery of a manually signed counterpart of this Copyright Security Agreement.

Exhibit V-1

Section 5. Security Agreement. This Copyright Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Section 6. Governing Law. THIS COPYRIGHT SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST AND APPLICABLE FEDERAL LAWS PERTAINING TO COPYRIGHTS).

Section 7. Intercreditor Agreements. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS COPYRIGHT SECURITY AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF ANY SUCH INTERCREDITOR AGREEMENT AND THIS COPYRIGHT SECURITY AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

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Exhibit V-2

IN WITNESS WHEREOF, the undersigned has executed this Copyright Security Agreement as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

Accepted and Agreed:
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO TERM LOAN COPYRIGHT SECURITY AGREEMENT]

SCHEDULE A

Schedule A-1

to Term Loan Copyright Security Agreement